Commitments	12 Months Ended
May 31, 2011
Commitments And Contingencies Disclosure [Abstract]
Commitments

21. COMMITMENTS

We lease certain plants, warehouses, terminals, office facilities, railcars and various types of equipment under operating leases, some of which include rent payment escalation clauses, with lease terms ranging from one to ten years. In addition to minimum lease payments, some of our office facility leases require payment of our proportionate share of real estate taxes and building operating expenses.

We have long-term agreements for the purchase of sulfur which is used in the production of phosphoric acid. In addition, we have long-term agreements for the purchase of raw materials, including a commercial offtake agreement with the Miski Mayo Mine for phosphate rock, used to produce phosphate products. We have long-term agreements for the purchase of natural gas, which is a significant raw material, used primarily in the solution mining process in our Potash segment and used in our phosphate concentrates plants. Also, we have agreements for capital expenditures primarily in our Potash segments related to our expansion projects. The commitments included in the table below are based on market prices as of May 31, 2011.

A schedule of future minimum long-term purchase commitments, based on May 31, 2011 market prices, and minimum lease payments under non-cancelable operating leases as of May 31, 2011 follows:

(in millions)	Purchase Commitments	Operating Leases
2012	$1,865.6	$42.0
2013	380.0	29.6
2014	280.4	20.0
2015	144.8	13.0
2016	144.8	10.6
Subsequent years	3,146.1	13.0
	$5,961.7	$128.2

Rental expense for fiscal 2011, 2010 and 2009 amounted to $79.5 million, $74.0 million and $66.5 million, respectively. Purchases made under long-term commitments were $2.2 billion, $1.3 billion and $2.1 billion for fiscal 2011, 2010, and 2009, respectively.

Most of our export sales of phosphate and potash crop nutrients are marketed through two North American export associations, PhosChem and Canpotex, which may fund their operations in part through third-party financing facilities. As a member, Mosaic or our subsidiaries are contractually obligated to reimburse the export associations for their pro rata share of any operating expenses or other liabilities incurred. The reimbursements are made through reductions to members' cash receipts from the export associations.

Under an agreement (the “Tolling Agreement”) with Potash Corporation of Saskatchewan Inc. (“PCS”), our wholly-owned subsidiary, Mosaic Potash Esterhazy Limited Partnership (“Mosaic Esterhazy”), has mined and refined PCS' potash reserves at our Esterhazy mine for a fee plus a pro rata share of operating and capital costs for approximately forty years. The contract provides that PCS may elect to receive between 0.45 million and 1.3 million tonnes of potash per year. The contract provides for a term through December 31, 2011 as well as certain renewal terms at the option of PCS, but only to the extent PCS has not received all of its available reserves under the contract. To the extent we do not fully utilize the capacity to satisfy our obligations under the contract, the productive capacity at our Esterhazy mine otherwise used to satisfy our obligations under the Tolling Agreement has been and will be available to us for sales to any of our customers at then-current market prices.

Over the life of the Tolling Agreement, PCS has requested and received substantially more potash than has been mined from PCS's reserves (the “Imbalance”). We have supplied the excess from our own reserves.

Based on our calculations, the amount of potash we have mined for PCS from our reserves is now in excess of the amount we expect to mine from the remaining PCS reserves. As a result, we believe that we have no further obligation to deliver potash to PCS from the Esterhazy mine. However, we are continuing to supply potash under the agreement until the beginning of trial in the lawsuit referred to below, currently scheduled for January 2012.

In light of the Imbalance, and based on our then-current calculations, in May 2009, we informed PCS that we believed that approximately 1.5 million tonnes of potash remained to be delivered to PCS under the Tolling Agreement after April 2009 and, therefore, our obligation to supply potash to PCS would expire by the end of August 2010, and that we would cease delivery of product following that date. Our calculations assumed PCS would continue to take 1.1 million tonnes annually under the contract (which is the volume PCS elected to take for calendar 2009) and that our then-current mining plans and conditions would remain unchanged. We subsequently updated our calculations to reflect PCS's refusal to take delivery in calendar 2009 of almost 0.9 million tonnes of potash that it ordered under the contract as a result of an alleged force majeure event (the “Force Majeure Tonnes”), as well as PCS's election to take 0.9 million tonnes of potash under the contract in calendar 2010 and 2011 and other relevant factors.

PCS has filed a lawsuit (the “Tolling Agreement Dispute”) against us contesting our basis and timing for termination of the Tolling Agreement and alleging damages based on our historical mining practices. We filed a counterclaim alleging that PCS invalidly declared force majeure due to the global financial and credit crisis in April 2009 and seeking damages in an unspecified amount, including damages resulting from PCS's failure to pay its pro rata portion of operating costs we incurred during the period in which PCS did not take product. We believe PCS's allegations in the Tolling Agreement Dispute are without merit. We have included a further description of the lawsuit under “Esterhazy Potash Mine Tolling Agreement Dispute” in Note 22.

For fiscal 2011, 2010 and 2009, total revenue under this contract was $186.8 million, $66.1 million and $106.3 million, respectively.

We incur liabilities for reclamation activities and phosphogypsum stack system closure in our Florida and Louisiana operations where, in order to obtain necessary permits, we must either pass a test of financial strength or provide credit support, typically in the form of surety bonds or letters of credit. The surety bonds generally expire within one year or less but a substantial portion of these instruments provide financial assurance for continuing obligations and, therefore, in most cases, must be renewed on an annual basis. As of May 31, 2011, we had $203.4 million in surety bonds outstanding, of which $173.3 million is for mining reclamation obligations in Florida and $30.1 million is for other matters.